UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
  Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 19, 2002
                                                         ---------------


                         Shelbourne Properties II, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


  Delaware                         0-15753                       04-3502382
---------------                  -------------               -------------------
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



c/o First Winthrop Corporation,
7 Bulfinch Place, Suite 500,
Boston, MA                                                         02114
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (212) 319-3400
                                                  --------------------

          =============================================================
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

The press release attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99.1 Press release issued by Shelbourne Properties II, Inc. on July 19, 2002.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SHELBOURNE PROPERTIES II, INC.


Date:  July 19, 2002                      By:    /s/ Richard J. McCready
                                             -----------------------------------
                                             Name:   Richard J. McCready
                                             Title:  Secretary

                                  EXHIBIT INDEX

Exhibit
   No.            Description
--------          -----------

  99.1            Press release issued by Shelbourne Properties II, Inc. on
                  July 19, 2002.